SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Earliest Event Reported: March 30, 2004


                               LMI AEROSPACE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Missouri
                 (State or Other Jurisdiction of Incorporation)


       0-24293                                           43-1309065
(Commission File Number)                    (I.R.S. Employer Identification No.)

3600 Mueller Road, St. Charles, Missouri                    63301
(Address of Principal Executive Offices)                  (Zip Code)


                                 (636) 946-6525
              (Registrant's Telephone Number, Including Area Code)


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Item 5.  Other Events.

         On March 30, 2004, LMI Aerospace, Inc. (the "Company") issued a press release relating to (i) its entering into a 13th Amendment to Loan Agreement with Union Planters Bank and describing the salient terms and provisions of the 13th Amendment to Loan Agreement and (ii) the filing by the Company of a Form 12(b)-25 with the Securities and Exchange Commission for a 15 day extension to file its Annual Report on Form 10-K for the year 2003. A copy of the press release is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

         Exhibit Number             Description

         10.1                       Thirteenth Amendment to Loan Agreement
         99.1                       Press release dated March 30, 2004




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 30, 2004

                                    LMI AEROSPACE, INC.


                                    By: /s/ Lawrence E. Dickinson
                                       -----------------------------------
                                        Lawrence E. Dickinson
                                        Chief Financial Officer and Secretary